Gabelli & Company 24th Annual Aerospace & Defense Conference September 13, 2018

Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the timely receipt of any necessary export approvals and/or other licenses or authorizations from the U.S. Government; (vi) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vii) the successful resolution of government inquiries or investigations relating to our businesses and programs; (viii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (ix) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (x) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K- MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xii) the accuracy of current cost estimates associated with environmental remediation activities; (xiii) the profitable integration of acquired businesses into the Company's operations; (xiv) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xv) changes in supplier sales or vendor incentive policies; (xvi) the effects of price increases or decreases; (xvii) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government's share of any pension curtailment adjustment calculated in accordance with CAS 413; (xviii) future levels of indebtedness and capital expenditures; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) the effects, if any, of the UK's exit from the EU; (xxiii) future repurchases and/or issuances of common stock; (xxiv) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxv) other risks and uncertainties set forth herein and in our 2017 Form 10-K and our Second Quarter Form 10-Q filed August 8, 2018. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report. Non-GAAP Measures In the course of our presentation we may reference certain non-GAAP financial measures related to company performance. A reconciliation of that information to the most directly comparable GAAP measures is provided in our recent earnings release furnished with the U.S. Securities and Exchange Commission on Form 8-K on August 8, 2018, a copy of which can be accessed in the investor relations section of the Company's website. 2

Kaman Corporation Overview Revenues: $1.9 billion Aerospace 27% Defense 45% Fuzing Commercial 28% 40% 60% Distribution 20% Bearings & Mechanical Power Transmission 50% Automation 30% Aerospace: $0.8 Billion Fluid Power Distribution: $1.1 Billion LTM June 2018 actual results 3

Diverse End Markets

LTM June 2018 Results

Aerospace



83%
17%
OEM
Aftermarket

Distribution



8%
33%
59%
OEM
MRO
Other

Selected Platforms		
Boeing	Airbus	Fuzing
• 787/777 • 737 • A-10	• A350 • A330 • A320	• JPF • AMRAAM • Tomahawk
Bell Helicopter	Sikorsky	Kaman
• AH-1Z • Rotor Blades	• UH-60 • CH-53	• SH-2G • K-MAX®

Selected Industries & Products	
Industries	Products
• Food and beverage • Machinery Manufacturing • Paper manufacturing • Mining • Durable goods • Primary metal • Chemicals	• Bearings • Mechanical power transmission • Material handling • Fluid power • Electric control • Automation

KAMAN
4

2018 First Half Highlights Financial Performance • Net Sales increased 5.3% to $931.5 million; Strong gross margin of 29.0% • Net earnings increased 47.7% to $29.2 million • Diluted earnings per share increased 47.1% to a $1.03 • Cash provided by operating activities of $93.7 million • Total backlog increased 30.6% to $969.0 million from December 31, 2017 Key Events • Total JPF orders of $410 million • Extending our relationship with Bell Helicopter across a number of programs, including the AH-1Z attack helicopter • Selected by Airbus as strategic technology partner • Accelerating organic growth at Distribution • Contributed $20.0 million to our defined benefit pension plan 5

Distribution 60% 6

Distribution Overview BEARINGS & PRODUCT MECHANICAL POWER FLUID POWER AUTOMATION PLATFORM TRANSMISSION (BPT) LTM June 2018 50% 20% 30% % of Sales Estimated $16 Billion $7 Billion $22 Billion Market Size(1) • Bearings • Cylinders • Automation • Gearing • Filters, Regulators, Lubricators • Electrical • Hose & Fittings • Hydraulic Motors/Power Units • Sensors • Hydraulics & Pneumatics • Hoses and Connections • Linear Motion Product Offerings • Linear Motion • Pumps & Vacuums • Motion Control • Material Handling • Valves • OEM Control Panels • Power Transmission • Process Control & Instrumentation 2009 LTM June 2018 Sales2 $613M Sales $1.1B 12% 20% 14% 50% 74% 30% Bearings & Power Transmission Automation Fluid Power (1) Source: Modern Distribution Management (2) Source: Sales from Continuing Operations 7

Expanded Product and Services Portfolio Value Added Offerings System Design & Fluid Power Hose & Coupling Application Maintenance & Build Systems Assemblies Engineering Belt Fabrication Reliability 8

Aerospace 40% 9

Aerospace Overview DEFENSE AND COMMERCIAL PRODUCTS FUZING PRODUCTS Products • Engineering design and testing • Airframe bearings • Bomb safe and arm fuzing • Tooling design & manufacture • Miniature ball bearings devices • Advanced machining and composite • Flexible drive systems • Missile safe and arm fuzing aerostructure manufacturing • Aftermarket engineered devices • Complex assembly components • Helicopter MRO and support • Memory products • Precision measuring systems Customers • Global commercial and defense OEMs • U.S. Militaries • Supplier to Tier I’s and subcontract manufacturers • Foreign Allied Militaries • Aircraft operators and MRO • Weapon system OEMs • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment Platforms K-MAX® 787 Medical Devices Bearings SLAM-ER Aftermarket AMRAAM AH-1Z 737 Marine/Hydro AGM-65M STANDARD MISSILE TOMAHAWK 10

Specialty Bearings and Engineered Products Positioned for growth • Significant barriers to entry • Differentiated product offerings • Leading technology and engineering capability • Well positioned on a broad range of fixed wing and rotary wing aircraft • Increased exposure to healthcare and industrial applications • Strong order rates and solid backlog Products Markets 11

Fuzing Products STANDARD MISSILE TOMAHAWK SLAM-ER JPF FMU-139 AMRAAM SLAM-ER SLAM-ER AGM-65M STANDARD MISSILE HARPOON MAVERICK AMRAAM TOMAHAWK On Expansive array of U.S. Weapon Systems JPF Program • LTM orders of $495 million; DCS of $324 million; USG of $171 million JPF Deliveries 40,000 • Sole source provider to the US Air Force and 36 foreign governments 35,000 30,000 25,000 • Advanced capabilities and operational field reliability above 99% 20,000 15,000 10,000 • Increased production capacity to meet growing demand 5,000 0 • Record program backlog 2012 2013 2014 2015 2016 2017 2018 12

Air Vehicles and MRO SH-2G Super Seasprite Unmanned K-MAX® Commercial K-MAX® • SH-2G  In service with Egypt, New Zealand, Poland, and Peru  Fleet will grow 50% since 2014 upon completion of Peru program  Opportunity to expand and upgrade the capability of Egyptian fleet • K-MAX®  Delivered first new production aircraft in 2017  Unmanned aircraft currently stationed at Marine Operational Test and Evaluation Squadron One (VMX-1) • Aftermarket support including spares, repairs and MRO 13

Significant Programs JPF AH-1Z UH-60 A350 SH-2 K-MAX® HH-60W CRH A330 787 737 Trent 7000 P-8 Backlog of $825 million at June 29, 2018 14

Primary Aerospace Locations 16 15 14 1 12 13 11 3 9 7 8 2 10 4 5 6 17 = Low cost facility 1. Everett, WA 6. Orlando, FL 10. Chihuahua, Mexico 15. Burnley, UK Engineering Fuzing Metallics Tooling 2. Gilbert, AZ 7. Middletown, CT 11. Hochstadt, Germany 16. Hyde, UK Aftermarket Components Fuzing Specialty Bearings Metallics 3. Wichita, KS 8. Bloomfield, CT 12. Rimpar, Germany 17. Goa, India Composites o Air Vehicles & MRO Specialty Bearings Composites (Joint Venture) o Specialty Bearings 4. Charleston, SC 13. Pracatice, Czech Republic Engineering 9. Bennington, VT Specialty Bearings Composites 5. Jacksonville, FL 14. Darwen, UK Assembly & Metallics Composites Diverse locations focused on core competencies 15

Investment Highlights

Positioned for Growth Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments AEROSPACE DISTRIBUTION • OEM/Tier 1 outsourcing and supplier • Supplier consolidation favors larger national consolidation service providers • Increased defense budget • Increased need for value added services • Higher bearing content on new platforms • Large fragmented market provides driving bearing sales consolidation opportunities • Balance of commercial and defense • Factory automation trends driving fluid programs across diverse end markets power and high speed automation solutions • Expanded geographic footprint • Increased corporate account penetration 17

Capital Deployment Framework Focused on growth investments and return of capital to shareholders Dividends & Share Repurchases 19% • High return capital expenditures • Strategic acquisitions • Dividend raised 11% in 2017 - 43% increase since 2010 • Dividends paid for 48 consecutive years Capital Acquisitions • $100 million share repurchase Expenditures 56% 25% authorization Total $970 Million Period: 2010 to YTD June 2018 18

Kaman Investment Highlights Strategically Positioned Highly Engineered Products Outstanding portfolio of highly engineered products and proprietary technologies Best-in-class Vendors Continue to partner with leading brands and enhance product portfolio Diverse End Markets Broad exposure to diverse products, platforms and customers Strong Financial Performance Top Line Growth Shown consistent, reliable performance with ~8% revenue CAGR over the past 10 years Profitability Gains Focus on product mix and operational efficiency to enhance profitability Strong Free Cash Flow Average Free Cash Flow Conversion from 2014 to 2017 well in excess of Net Earnings Strong Capital Structure Maintain conservative leverage of 2.0x–3.0x net debt / Adjusted EBITDA over the long term Reliable Business Strategies Efficient Capital Allocation Deploy capital to drive future growth while returning capital to shareholders Focus on Innovation Commitment to internal investment to maintain differentiation and drive productivity Operational Excellence Strategic investments designed to optimize operational efficiency and returns 19